UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2011

BEL FUSE INC.
(Exact name of registrant as specified in its charter)

New Jersey	0-11676	22-1463699
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

206 Van Vorst Street, Jersey City, New Jersey		07302
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (201) 432-0463

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

Item 8.01.	Other Events.

On April 28, 2011, Bel Fuse Inc. (the “Company”) issued a press release regarding results for the quarter ended March 31, 2011.  A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On April 28, 2011, representatives of the Company participated in a conference call with investors regarding results for the quarter ended March 31, 2011.  A script prepared for the conference call is being furnished as Exhibit 99.2 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibits

99.1	Press Release of Bel Fuse Inc., dated April 28, 2011.

99.2	Script for April 28, 2011 conference call.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEL FUSE INC.
(Registrant)

Date: April 28, 2011	By:	/s/ Colin Dunn
Colin Dunn Vice President Finance and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibits

99.1	Press Release of Bel Fuse Inc., dated April 28, 2011.

99.2	Script for April 28, 2011 conference call.